CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated August 26, 2015, relating to the financial statements and financial highlights which appear in the June 30, 2015 Annual Reports to Shareholders of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan U.S. Small Company Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Value Advantage Fund, JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Focus Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. Dynamic Plus Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan Diversified Fund, JPMorgan Intrepid Advantage Fund, JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Value Fund, JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund, JPMorgan SmartRetirement 2055 Fund, JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund, JPMorgan SmartRetirement Blend 2055 Fund, JPMorgan Access Balanced Fund, JPMorgan Access Growth Fund and JPMorgan SmartAllocation Equity Fund which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

October 28, 2015